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Exhibit 10.1
STATE OF MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT AMENDMENT

AMENDMENT NO.: 002	REQ NO.: NR 886 25757007164
CONTRACT NO.: C306118005	BUYER: Laura Ortmeyer
TITLE: Medicaid Managed Care - Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 02/23/07	E-MAIL: laura.ortmeyer@oa.mo.gov

TO: HARMONY HEALTH PLAN INC
23 PUBLIC SQUARE STE 400
BELLEVILLE, IL 62220

RETURN AMENDMENT NO LATER THAN: March 7, 2007 AT 5:00 PM CENTRAL TIME

RETURN AMENDMENT TO:
(U.S. Mail) Div of Purchasing & Matls Mgt (DPMM) OR PO BOX 809 JEFFERSON CITY MO 65102-0809	(Courier Service) Div of Purchasing & Matls Mgt (DPMM) 301 WEST HIGH STREET, ROOM 630 JEFFERSON CITY MO 65101

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Missouri Department of Social Service
Division of Medical Services
P.O. Box 6500
Jefferson City, MO 65102-6500

SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO. Harmony Health Plan of Illinois, Inc.
MAILING ADDRESS 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, Illinois 62220	CITY, STATE, ZIP CODE Chicago, Illinois 60606

CONTACT PERSON Tina Gallagher	EMAIL ADDRESS Tina.gallagher@wellcare.com
PHONE NUMBER (800)608-8158 Ext. 2405	FAX NUMBER 1-800-608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (CHECK ONE) _X__ FEIN ___ SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE) (NOTE: LLC IS NOT A VALID TAX FILING TYPE.)
_X__ Corporation ___ Individual ___ State/Local Government ___ Partnership ___ Sole Proprietor ___Other ________________

AUTHORIZED SIGNATURE /s/ Thaddeus Bereday	DATE March 22, 2007
PRINTED NAME Thaddeus Bereday	TITLE Secretary

AMENDMENT #002 TO CONTRACT C306118005

CONTRACT TITLE: Medicaid Managed Care - Eastern Region

CONTRACT PERIOD:July 1, 2006 through June 30, 2007

The State of Missouri hereby desires to amend the above-referenced contract, as follows, effective July 1, 2006:

In order to determine the impact of the eligibility changes implemented effective with fiscal year 2007 on the overall birth rate, the state agency’s actuary consultant conducted an analysis specific to the female child bearing rate cells in order to ensure the actuarially soundness of the rates. The attached Pricing Page reflects the actuarially sound rates determined as a result of the analysis.

The contractor shall indicate in Column 2 on the attached Pricing Page, any changes to the firm fixed prices of the contract for performing the required services in accordance with the terms, conditions, and provisions of the contract. The contractor’s firm, fixed PMPM Net Capitation Rate for Each Category of Aid (COA) Rate subgroup must not exceed the State’s Maximum Net Capitation Rate Listed in Column 1.

All other terms, conditions and provisions of the contract, including all prices, shall remain the same and apply hereto.

The contractor shall sign and return this document, on or before the date indicated, signifying acceptance of the amendment.

5.3 East Region - Firm Fixed Net Capitation Pricing Page
Category of Aid	Age	Sex	State's Maximum Net	Firm Fixed Net
			Capitation Rate	Capitation Rate
			(Per Member Per Month)	(Per Member Per Month)
1	Newborn < 01	Male and Female	$ 777.07	$ 777.07
1	01 - 06	Male and Female	$ 113.59	$ 113.59
1	07 - 13	Male and Female	$ 90.07	$ 90.07
1	14 - 20	Female	$ 269.72	$ 269.72
1	14 - 20	Male	$ 114.66	$ 114.66
1	21 - 44	Female	$ 368.27	$ 368.27
1	21 - 44	Male	$ 172.85	$ 172.85
1	45 - 99	Male and Female	$ 399.40	$ 399.40
4	00 - 20	Male and Female	$ 207.76	$ 207.76

5	00 - 06	Male and Female	$ 140.03	$ 140.03
5	07 - 13	Male and Female	$ 108.12	$ 108.12
5	14 - 18	Male and Female	$ 158.18	$ 158.18